Cozad Small Cap Value Fund

Class A	COZAX
Class I	COZIX
Class N	COZNX

(a series of Northern Lights Fund Trust III)

Supplement dated June 2, 2017
to the Prospectus and Statement of Additional Information dated November 1, 2016

______________________________________________________________________

On May 30, 2017, the Board of Trustees of Northern Lights Fund Trust III (the “Trust”) approved, subject to shareholder approval, a proposed Agreement and Plan of Reorganization between the Trust, on behalf of the Cozad Small Cap Value Fund (the “Fund”), and The Oberweis Funds, on behalf of the Oberweis Small-Cap Value Fund (the “Acquiring Fund”). The Board determined that the reorganization is in the best interests of the shareholders of the Fund.

The Fund and the Acquiring Fund are expected to have substantially similar investment objectives, principal investment strategies, and risks. The current portfolio managers of the Fund are expected to continue to serve as the portfolio managers of the Acquiring Fund.

Under the proposed reorganization, which is subject to shareholder approval, the Fund’s shareholders would receive shares of the Acquiring Fund with the same aggregate net asset value as their shares of the Fund. It is anticipated that the reorganization will qualify as a tax-free event, which should result in no recognition of a gain or loss for Federal income tax purposes by Fund shareholders as a result of the reorganization.

Information describing the reorganization and soliciting the vote of shareholders on the reorganization is expected to be mailed in July 2017. If the reorganization is approved by shareholders, the reorganization is expected to occur in September 2017. The materials will describe the expected date of the reorganization with more specificity.  Prior to the reorganization, shareholders can continue to purchase, redeem and exchange shares subject to the limitations described in the Fund’s current Prospectus.

______________________________________________________________________

This Supplement and the existing Prospectus and SAI dated November 1, 2016, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated November 1, 2016 have been filed with the Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by calling the Fund at 1-855-528-0707.